KRANESHARES TRUST

KraneShares CSI China Internet ETF

KraneShares E Fund China Commercial Paper ETF

KraneShares E Fund China Commercial Paper Hedged ETF

KraneShares FTSE Emerging Markets Plus ETF

Supplement dated March 22, 2016 to the currently effective Prospectus and

Statement of Additional Information, each as supplemented

This supplement provides new and additional information beyond that contained in each currently effective Prospectus and Statement of Additional Information listed above and should be read in conjunction with the Prospectus and Statement of Additional Information.

•	References in each Prospectus and Statement of Additional Information to “1350 Avenue of the Americas, 2nd Floor, New York, New York 10019” are hereby replaced with “1270 Avenue of the Americas, 22nd Floor, New York, New York 10020.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.